                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.142-12

                               ZENITH NATIONAL INSURANCE CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               ZENITH NATIONAL INSURANCE CORP.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                            [LOGO]
                                              Zenith National Insurance Corp.
                                              21255 Califa Street
                                              Woodland Hills, California 91367
                                              Telephone (818) 713-1000
    NOTICE OF ANNUAL MEETING
- --------------------------------------------------------------------------------

    The Annual Meeting of Stockholders of Zenith National Insurance Corp. ("Zenith") will be held at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, on Wednesday, May 24, 1995, at 9:00 a.m., for the following purposes:

    1.  To elect a Board of nine (9) Directors.

    2. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Stockholders of record at the close of business on March 27, 1995, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, such meeting.

                                          By Order of the Board of Directors

                                          John J. Tickner
                                          SECRETARY
Woodland Hills, California
Dated: March 28, 1995

    STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTPAID AND ADDRESSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO ZENITH, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                        ZENITH NATIONAL INSURANCE CORP.
                              21255 Califa Street,
                        Woodland Hills, California 91367

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zenith National Insurance Corp. ("Zenith") of proxies to be voted at the Annual Meeting of Stockholders of Zenith to be held on Wednesday, May 24, 1995, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice to Zenith, and the persons executing the same, if in attendance at the Annual Meeting, may vote in person instead of by proxy. Unless authority therefor is withheld, all proxies will be voted as provided therein. In addition to solicitation of proxies by mail, officers and regular employees of Zenith and its subsidiaries, who will receive no additional compensation therefor, may solicit proxies by telephone, telegram or personal interview. The cost of this solicitation will be borne by Zenith. In addition, Zenith will reimburse brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to stockholders.

    The approximate date on which this Proxy Statement and accompanying form of proxy is first being sent to stockholders is March 30, 1995.

    Only stockholders of record at the close of business on March 27, 1995, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at such meeting. On such date, Zenith had outstanding 18,850,969 shares of Common Stock, $1.00 par value per share (the "Common Stock"). Each share of Common Stock entitles the record holder at such time to one vote on all matters. With respect to the election of Directors only, however, every stockholder may cumulate his votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any stockholder has given notice at the Annual Meeting prior to voting of his intention to cumulate his votes. In the event there is cumulative voting for Directors, each stockholder will be entitled to give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or to distribute his votes on the same principle among as many candidates as such stockholder thinks fit. In the event the election of Directors is to proceed with cumulative voting, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes to which shares covered by the proxy are entitled and to distribute the votes among the candidates for election as the holder of the proxy sees fit. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of common stock entitled to vote shall constitute a quorom. Election of Directors shall be decided by plurality vote. Other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange rules) will be counted and will have the same effect as "no" votes.

    The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with his best judgment thereon.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The  following table contains certain information  at the Record Date as to:
(1) all persons who, to the knowledge of Zenith, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, (2) each of the Executive Officers named in the Summary Compensation Table, (3) each of the Directors of Zenith and (4) all Executive Officers named in the Summary Compensation Table, all other Executive Officers, and all Directors as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person.

                                                      AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)   OF CLASS
- --------------------------------------------------  ------------------------   --------
Reliance Insurance Company(2)(3)..................             6,574,445          34.9%
  4 Penn Center Plaza
  Philadelphia, PA 19103
Gilder, Gagnon, Howe & Co.(4).....................             2,070,288          11.0%
  1775 Broadway
  New York, New York 10019
Harvey L. Silbert(3)(5)(6)........................             1,083,640           5.7%
  10100 Santa Monica Blvd.
  Suite 2200
  Los Angeles, CA 90067
Stanley R. Zax(3)(5)(7)...........................               681,698           3.5%
  21255 Califa Street
  Woodland Hills, CA 91367
Jack M. Ostrow(3)(5)(8)...........................               110,000             *
  9601 Wilshire Blvd.
  Beverly Hills, CA 90210
Gerald Tsai, Jr.(5)(9)............................                90,581             *
  200 Park Ave.
  New York, New York 10166
Fredricka Taubitz(10).............................                76,741             *
  21255 Califa Street
  Woodland Hills, CA 91367
James P. Ross(11).................................                27,403             *
  21255 Califa Street
  Woodland Hills, CA 91367
John J. Tickner(12)...............................                26,339             *
  21255 Califa Street
  Woodland Hills, CA 91367
Dwight L. Robertson, M.D.(13).....................                14,083             *
  21255 Califa Street
  Woodland Hills, CA 91367

                                                      AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)   OF CLASS
- --------------------------------------------------  ------------------------   --------
Keith E. Trotman(14)..............................                 9,726             *
  21255 Califa Street
  Woodland Hills, CA 91367
Max M. Kampelman(5)...............................                 4,992             *
  1001 Pennsylvania Avenue N.W.
  Washington D.C. 20004
William Steele Sessions(5)(15)....................                 1,461             *
  3920 Argyle Terrace N.W.
  Washington, D.C. 20011
George E. Bello(5)(16)............................                     0             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Robert M. Steinberg(5)(16)........................                     0             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Saul P. Steinberg(5)(16)(17)......................             6,574,445          34.9%
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
All Executive Officers named in the Summary
Compensation Table, all other Executive Officers,
and all Directors as a group (15
persons)(17)(18)..................................             8,707,685          44.8%

- ------------------------
  *  Less than 1%

 (1) Subject to applicable community property and similar statutes.

 (2) Reliance Financial Services Corporation, a wholly-owned indirect subsidiary of Reliance Group Holdings, Inc. ("RGH"), owns 100% of the common stock (97% of the voting power) of Reliance Insurance Company ("Reliance"). Saul
     P. Steinberg, members of his family and affiliated trusts own 47.1% of the common stock of RGH. Pursuant to an Amended Exemption issued to Reliance by the Insurance Commissioner of the State of California, Reliance has agreed that it will not vote shares in excess of 28.7% of the outstanding Common Stock unless Reliance obtains the Insurance Commissioner's consent or qualifies for an exemption from such consent.

 (3) Reliance and each of Jack M. Ostrow, Harvey L. Silbert (individually and as trustee of a family trust) and Stanley R. Zax were granted certain rights to require Zenith to register for sale, under the Securities Act of 1933, shares of Common Stock beneficially owned by each of them. Zenith granted these rights in connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Zenith Common Stock (20.5% of the then outstanding shares) to Reliance by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax.

 (4) In February 1995, Zenith received a copy of Amendment No. 1 to a notification form on Schedule 13G filed by Gilder, Gagnon, Howe & Co. with the Securities and Exchange Commission. The information in the table is based upon such filing. The filing indicates that Gilder, Gagnon, Howe & Co. has shared dispositive power and shared voting power with respect to 279,700 shares and sole dispositive power, but no voting power, with respect to 1,790,588 shares. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership with respect to all of the shares shown in the table.

 (5) Director of Zenith.

 (6) Number of  shares shown  includes 183,551  shares held  by Mr.  Silbert  as trustee  of certain family trusts, as to which shares Mr. Silbert disclaims beneficial ownership. Number of shares  shown also includes 900,089  shares held  by The Harvey L. and Lillian Silbert Family Trust, a revocable trust, of which Mr. Silbert is a trustee.
 (7) Chief Executive Officer of  Zenith. Number of  shares shown includes  1,030 shares  owned by Mr. Zax  as custodian for his  adult children, as to which shares Mr. Zax  disclaims beneficial ownership;  440,000 shares subject  to options  that are exercisable within 60 days; and 34,100 shares held by Mr.
     Zax as  co-trustee  of  trusts, as  to  which  Mr. Zax  shares  voting  and investment power.
 (8) Number  of shares shown includes 105,000 held by The Ostrow Family Trust, a revocable trust, and 5,000 shares held by California Certificate Corp., the sole shareholder  of which  is The  Ostrow Family  Trust. Mr.  Ostrow is  a trustee  of The  Ostrow Family  Trust and  is president  and a  director of
     California Certificate Corp.
 (9) Number of shares  shown includes  40,581 shares  owned by  the Gerald  Tsai
     Foundation,  of which  Mr. Tsai  is the president  and a  trustee. Mr. Tsai disclaims beneficial ownership of shares held by the foundation.
(10) Executive Officer of Zenith. Number  of shares shown includes 4,391  shares allocated  to  such Executive  Officer's account  in the  Zenith Investment
     Partnership 401(k) Plan as of December 31, 1994, the latest date for  which such  information is available,  and 71,250 shares  subject to options that are exercisable within sixty days.
(11) Executive Officer of Zenith. Number of shares shown includes 27,250  shares subject to options that are exercisable within sixty days.
(12) Executive  Officer of Zenith. Number of  shares shown includes 1,027 shares allocated to  such Executive  Officer's account  in the  Zenith  Investment
     Partnership  401(k) Plan as of December 31, 1994, the latest date for which such information is available,  and 22,500 shares  subject to options  that are exercisable within sixty days.
(13) Executive Officer of Zenith for part of last fiscal year, but not as of the end  of such year. Number of shares  shown includes 216 shares allocated to such Executive  Officer's  account  in the  Zenith  Investment  Partnership
     401(k)  Plan  as of  December  31, 1994,  the  latest date  for  which such information is  available and  12,500 shares  subject to  options that  are exercisable within sixty days.
(14) Executive  Officer  of Zenith.  Number of  shares  shown consists  of 3,476 shares  allocated  to  such  Executive  Officer's  account  in  the  Zenith
     Investment Partnership 401(k) Plan as of December 31, 1994, the latest date for  which  such  information is  available,  and 6,250  shares  subject to options that are exercisable within sixty days.
(15) Shares shown  are held  in  Mr. Sessions'  Simplified Employee  Pension  --
     Individual Retirement Account.
(16) Director of Reliance Insurance Company.
(17) Shares  shown are those owned by  Reliance Insurance Company. See notes (2)
     and (3) above.
(18) Number of shares shown includes 586,250 shares subject to options that  are exercisable  within 60  days and  excludes shares  allocated to  the Zenith
     Investment Partnership  401(k) Plan  accounts of  the identified  Executive
     Officers  subsequent  to  December  31,  1994,  which  information  is  not available as of the date of this Proxy Statement.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission ("Commission") thereunder require Zenith's Executive Officers and Directors, and persons who own more than ten percent of a registered class of Zenith's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish Zenith with copies of all such forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, Zenith believes that, during the year ended December 31, 1994, all filing requirements applicable to its Executive Officers, Directors, and 10% stockholders were complied with, except that due to inadvertent error, two individuals, Linda R. Smith and Dwight
L. Robertson, M.D., who were identified as Executive Officers by the Board of Directors at a meeting held on May 25, 1994, filed their Initial Statements of Beneficial Ownership on Form 3 late. Neither Ms. Smith nor Dr. Robertson was an Executive Officer as of the end of the fiscal year.

                             ELECTION OF DIRECTORS

    It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as Directors of Zenith. In the event that there should be cumulative voting in the election of Directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed.

    All nominees have consented to being named herein and have indicated their intention to serve if elected. In the unanticipated event that any of the nominees becomes unable to serve as a Director, the proxies will be voted for a substitute nominee in accordance with the best judgment of the person or persons voting them.

    A Director of Zenith serves until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

    The nominees for Director listed below were designated by the Board of Directors of Zenith. The information with respect to each nominee is as supplied or confirmed by such nominee.

                                                   POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                              SERVED AS DIRECTOR   OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
- --------------------  -----  --------------------  -------------  -------------------------  -------------------------
George E. Bello         59           May           Director of    Executive Vice President   Reliance Group Holdings,
(1)                                  1984          Zenith and     and Controller of          Inc.; Reliance Insurance
                                                   Zenith         Reliance Group Holdings,   Company; Reliance
                                                   Insurance      Inc. for more than the     Financial Services
                                                   Company        past five years (2)        Corporation
                                                   ("Zenith
                                                   Insurance")

                                                   POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                              SERVED AS DIRECTOR   OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
- --------------------  -----  --------------------  -------------  -------------------------  -------------------------
Max M. Kampelman        74      February 1989      Director of    Attorney, Of Counsel,      ECC International Corp.
                                                   Zenith and     March 1991 to present,
                                                   Zenith         and Partner, January 1989
                                                   Insurance      to March 1991, Fried,
                                                                  Frank, Harris, Shriver &
                                                                  Jacobson; Counselor of
                                                                  the Department of State
                                                                  and Head of the U.S.
                                                                  Delegation to
                                                                  Negotiations on Nuclear
                                                                  and Space Arms with the
                                                                  Soviet Union from January
                                                                  1985 to January 1989
Jack M. Ostrow          73      September 1977     Director of    Attorney and Certified     None
(1)                                                Zenith and     Public Accountant for
                                                   Zenith         more than the past five
                                                   Insurance,     years
                                                   Chairman of
                                                   Audit
                                                   Committee,
                                                   Member of
                                                   Performance
                                                   Bonus
                                                   Committee
William Steele          64      September 1993     Director of    Attorney, Consultant,      None
Sessions                                           Zenith and     O'Gara-Hess & Eisenhardt
                                                   Zenith         since 1993; Director,
                                                   Insurance      Federal Bureau of
                                                                  Investigation from 1987
                                                                  to 1993
Harvey L. Silbert       82       January 1978      Director of    Attorney, Of Counsel,      None
(1)(3)                                             Zenith and     Loeb and Loeb since March
                                                   Zenith         1991; Of Counsel, Wyman,
                                                   Insurance,     Bautzer, Kuchel & Silbert
                                                   Member of      for more than five years
                                                   Performance    prior to March 1991;
                                                   Bonus          management of personal
                                                   Committee      investments for more than
                                                                  the past five years
Robert M. Steinberg     52      February 1981      Director of    President and Chief        Reliance Group Holdings,
(1)(4)                                             Zenith and     Operating Officer of       Inc.; Reliance Insurance
                                                   Zenith         Reliance Group Holdings,   Company; Reliance
                                                   Insurance      Inc. and Chairman of the   Financial Services
                                                                  Board and Chief Executive  Corporation
                                                                  Officer of Reliance
                                                                  Insurance Company for
                                                                  more than the past five
                                                                  years (2)

                                                   POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                              SERVED AS DIRECTOR   OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
- --------------------  -----  --------------------  -------------  -------------------------  -------------------------
Saul P. Steinberg       55      February 1981      Director of    Chairman of the Board and  Reliance Group Holdings,
(1)(4)(5)                                          Zenith and     Chief Executive Officer    Inc.; Reliance Insurance
                                                   Zenith         of Reliance Group          Company; Reliance
                                                   Insurance      Holdings, Inc. for more    Financial Services
                                                                  than the past five years   Corporation;
                                                                  (2)                        Symbol Technologies, Inc.
Gerald Tsai, Jr.        66      December 1991      Director of    Chairman, President, and   Rite Aid Corporation;
                                                   Zenith and     Chief Executive Officer    Sequa Corporation;
                                                   Zenith         of Delta Life Corporation  Meditrust; Proffitt's,
                                                   Insurance,     since February 1993;       Inc.; Triarc Companies,
                                                   Chairman of    management of private      Inc.
                                                   Performance    investments since January
                                                   Bonus          1989; Chairman and CEO,
                                                   Committee      Primerica Corp., February
                                                                  1987 to December 1988
Stanley R. Zax          57           July          Chairman of the Board and President of    None
(1)                                  1977          Zenith and Zenith Insurance, Chairman of
                                                   the Board of CalFarm Life Insurance
                                                   Company ("CalFarm Life") for more than
                                                   the past five years, Chairman of the
                                                   Board and President of CalFarm Insurance
                                                   Company ("CalFarm") for more than five
                                                   years prior to January 1995, and
                                                   Chairman of the Executive Committee of
                                                   the Board of Directors of CalFarm since
                                                   January 1995

- ------------------------
(1) In connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Common Stock (20.5% of the then outstanding shares) to Reliance by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax, the selling stockholders agreed to use their best efforts to expand the Boards of Directors of Zenith and Zenith Insurance and to cause (so long as Reliance owns at least 10% of Zenith's outstanding Common Stock) the election thereto of three qualified persons designated by Reliance. Reliance has designated George E. Bello, Robert M. Steinberg and Saul P. Steinberg.
(2) Reliance Insurance Company, Reliance Group Holdings, Inc. and Reliance Financial Services Corporation are insurance and insurance holding companies. Based on Reliance Insurance Company's holdings of Zenith Common Stock, Reliance Insurance Company, Reliance Group Holdings, Inc., and Reliance Financial Services Corporation may be deemed to be affiliates of Zenith.

(3) Mr. Silbert is of counsel to the law firm of Loeb and Loeb, which performed certain legal services for Zenith in 1994.

(4)  Robert M. Steinberg and Saul P. Steinberg are brothers.

(5) On June 8, 1993, an involuntary petition was filed against Telemundo Group, Inc. ("Telemundo") under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On July 30, 1993, Telemundo consented to the entry of the order for relief, and on December 30, 1994, Telemundo's Plan of Reorganization was consummated. Saul P. Steinberg previously served as President (February 1990 through February 1991) and Chief Executive Officer (February 1990 through May 1992) of Telemundo.

    The Board of Directors communicated frequently during the year ended December 31, 1994 and held five formal meetings. Zenith's Board of Directors has a standing Audit Committee and a Performance Bonus
Committee but has no nominating committee or any committee performing similar functions. The sole member and Chairman of the Audit Committee is currently Mr. Ostrow. The functions of the Audit Committee are to recommend to the Board of Directors retention or change of Zenith's independent auditors; to consider the range of audit and non-audit fees; to review the independence of the auditors; to meet with them and Zenith's internal audit personnel to discuss and review the results of their respective examinations and audit plans for the ensuing year; to review the adequacy of Zenith's system of internal accounting controls and like matters. This Committee is also authorized to review and discuss other matters as it deems appropriate. During 1994, the Audit Committee communicated frequently with Zenith's financial and accounting and internal audit department personnel and independent auditors, including five formal meetings. The Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai (Chairman), is responsible for performance-based compensation plans for
Executive Officers, namely, the Executive Officer Bonus Plan and the Non-Qualified Stock Option Plan as it relates to grants thereunder to Executive Officers. The Board of Directors retains responsibility for all other compensation matters. The Performance Bonus Committee did not hold any formal meetings in 1994, but communicated frequently and took action by unanimous written consent. Each Director attended at least 75% of the aggregate of all meetings of the Board of Directors and of any committees thereof on which such Director served.

                            DIRECTORS' COMPENSATION

    Zenith pays each Director (other than Mr. Zax, who receives no additional compensation therefor) a fee of $50,000 per annum for serving as a member of the Board of Directors. Mr. Ostrow also receives a fee of $25,000 per annum for serving as the Chairman and sole member of Zenith's Audit Committee.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                          ----------------
                                                                                               AWARDS
                                                          ANNUAL COMPENSATION             ----------------
                                                ---------------------------------------      SECURITIES
                                                                         OTHER ANNUAL        UNDERLYING       ALL OTHER
                                                                         COMPENSATION         OPTIONS/       COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR  SALARY ($)  BONUS ($)(1)     ($)(2)           SARS (#)          ($)(3)
- ----------------------------------------  ----  ----------  ----------  ---------------   ----------------   ------------
STANLEY R. ZAX                            1994  $1,027,320  $1,500,000            0                 0          $31,926
Chairman of the Board and President of    1993   1,021,080   1,000,000            0                 0           10,707
Zenith and                                1992   1,017,375   1,000,000            0                 0           10,544
Zenith Insurance,
Chairman of CalFarm Life, Chairman of
the Executive Committee of the Board of
Directors of CalFarm
FREDRICKA TAUBITZ                         1994  $  368,100  $  250,000            0                 0          $ 8,840
Executive Vice President and              1993     355,600     240,000            0            25,000            6,478
Chief Financial Officer of Zenith and     1992     345,600     200,000            0            20,000            6,389
Zenith Insurance, Senior Vice President
of CalFarm and CalFarm Life
KEITH E. TROTMAN                          1994  $  325,600  $  240,000            0                 0          $ 7,786
Senior Vice President of Zenith           1993     320,600     240,000            0            25,000            7,678
Insurance, CalFarm, and CalFarm Life      1992     305,600     200,000            0                 0            7,556
JAMES P. ROSS                             1994  $  254,011  $  345,000            0                 0          $13,933
Senior Vice President of                  1993     246,750     300,000            0            25,000            1,946
Zenith, Zenith Insurance and CalFarm,     1992     218,350     250,000            0            20,000            2,255
Actuary of Zenith Insurance
JOHN J. TICKNER                           1994  $  245,528  $   85,000            0                 0          $31,326
Senior Vice President and                 1993     234,582      75,000            0            10,000            6,156
Secretary of Zenith, Senior Vice          1992     226,110      75,000            0                 0            6,811
President, General Counsel and Secretary
of Zenith Insurance and CalFarm Life,
Senior Vice President and Secretary of
CalFarm
DWIGHT L. ROBERTSON, M.D.                 1994  $  319,900  $   55,000     $284,047            50,000          $ 3,930
Senior Vice President of Zenith and       1993      --          --          --                --                --
Zenith Insurance(4)                       1992      --          --          --                --                --

- ------------------------
(1) Amounts shown for Ms. Taubitz and Messrs. Zax, Tickner, Trotman, and Ross were determined and paid under the Executive Officer Bonus Plan. Amount shown for Dr. Robertson consists of a hiring bonus of $50,000 and a discretionary bonus of $5,000.

(2) Amount shown for Dr. Robertson consists of (a) reimbursed relocation expenses of $164,942; (b) reimbursement of $112,855 for payment of tax liability incurred on the reimbursed relocation expenses; and (c) Zenith's matching contribution of $6,250 under its Stock Purchase Plan.

(3) The following amounts are included in the above table: (a) Zenith's matching contributions made in fiscal year 1994 to the Zenith Investment
     Partnership  401(k)  Plan,  as  follows: Stanley  R.  Zax,  none; Fredricka
     Taubitz, $3,080; Keith  E. Trotman, $3,080;  James P. Ross,  none; John  J.
     Tickner, $3,080; and Dwight L. Robertson, M.D., $3,080; (b) the dollar value of insurance premiums paid in fiscal year 1994 by, or on behalf of, Zenith with respect to term life insurance for the benefit of the named
     Executive Officer, as follows: Stanley  R. Zax, $9,000; Fredricka  Taubitz,
     $5,760;  Keith E. Trotman, $4,706; James  P. Ross, $1,815; John J. Tickner,
     $4,500; and Dwight L. Robertson, M.D., $850; and (c) the dollar value of the benefit to the named Executive Officer of premiums paid by, or on behalf of, Zenith during fiscal year 1994, with respect to certain split dollar life insurance policies, as follows: Stanley R. Zax, $22,926;
     Fredricka Taubitz, none; Keith  E. Trotman, none;  James P. Ross,  $12,118;
     John J. Tickner, $23,746; and Dwight L. Robertson, M.D., none.

(4) Executive Officer of Zenith for part of last fiscal year, but not as of the end of such year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                            POTENTIAL
                              ------------------------------------------------------------      REALIZABLE
                                                    % OF TOTAL                               VALUE AT ASSUMED
                                                     OPTIONS/                                ANNUAL RATES OF
                                   NUMBER OF           SARS                                    STOCK PRICE
                                  SECURITIES        GRANTED TO                               APPRECIATION FOR
                                  UNDERLYING        EMPLOYEES    EXERCISE OR                 OPTION TERM (4)
                                 OPTIONS/SARS       IN FISCAL    BASE PRICE    EXPIRATION   ------------------
            NAME                GRANTED (#) (1)        YEAR      ($/SH) (2)     DATE (3)     5% ($)   10% ($)
- ----------------------------  -------------------   ----------   -----------   -----------  --------  --------
Stanley R. Zax                        --               --            --            --          --        --
Fredricka Taubitz                   --                 --           --             --          --        --
Keith E. Trotman                    --                 --           --             --          --        --
James P. Ross                       --                 --           --             --          --        --
John J. Tickner                     --                 --           --             --          --        --
Dwight L. Robertson, M.D.(5)          50,000           26.32%    $ 21.8750       3/16/99    $302,183  $667,745

- ------------------------
(1) All stock options granted in 1994 provide for maximum purchases of optioned shares on the following schedule: first year, none; second year, 25%; third year, 50%, reduced by prior purchases; fourth year, 75% reduced by prior purchases; and fifth year, 100%, reduced by prior purchases.
(2) All options were granted at market value on the date of grant (average of high and low prices for Zenith Common Stock as traded on the New York Stock Exchange for such date).
(3) Options granted in 1994 expire on the earlier to occur of (a) five years from the date of grant, (b) in the event of termination of the optionee's employment, three months from the date of such termination, or (c) in the event of the optionee's death, one year from the date thereof and, following termination of employment or death, may be exercised only to the extent they were exercisable on the date of the optionee's termination of employment or death.
(4) The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of Zenith Common Stock, continued employment of the optionee through the term of the option, and other factors.
(5) Executive Officer of Zenith for part of last fiscal year, but not as of the end of such year. Stock options granted to Dr. Robertson prior to his becoming an Executive Officer.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                         OPTIONS/SARS AT FY-END (#)    MONEY OPTIONS/SARS AT FY-END
                              SHARES                                                                ($)
                           ACQUIRED ON       VALUE       ---------------------------   -----------------------------
          NAME             EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- -------------------------  ------------   ------------   -----------   -------------   -------------   -------------
Stanley R. Zax                 --             --          440,000(1)            0      $1,553,761(1)      $     0
Fredricka Taubitz              --             --           71,250          28,750      $  346,172         $59,766
Keith E. Trotman                                            6,250          18,750      $    1,172         $ 3,516
James P. Ross                  --             --           27,250          28,750      $  111,422         $59,766
John J. Tickner                                            22,500           7,500      $  105,469         $ 1,406
Dwight L. Robertson,
M.D.(2)                        --             --                0          50,000               0         $43,750

- ------------------------
(1) Mr. Zax holds Limited Stock Appreciation Rights ("LSARs") granted in connection with his stock options. The LSARs are exercisable by Mr. Zax in lieu of his stock options only in the event of termination of his employment within 270 days following a "Change in Control" (See "Employment Agreements and Termination of Employment and Change in Control Arrangements").

(2) Executive Officer of Zenith for part of last fiscal year, but not as of the end of such year.

              EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

    Effective December 6, 1994, Zenith entered into an amended and restated employment agreement with Mr. Zax, which extends the expiration date of his employment agreement from December 31, 1995 to December 31, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan. Under the agreement, Mr. Zax's base compensation is continued at $1,000,000, subject to such other increases as the Board of Directors may determine from time to time. Upon Mr. Zax's death, Zenith will continue to pay either his wife, children or estate his base compensation and annual bonus for a period of twelve months. If Mr. Zax's employment is terminated for disability, he will receive his base compensation and annual bonus for a period of six months. If Mr. Zax's employment is terminated for breach of his employment agreement, he will receive his base compensation through the end of the month in which the termination occurs. If his employment is terminated for any reason other than for breach of his employment agreement, death, or disability, Zenith will pay Mr. Zax his base compensation and annual bonus through the term of his employment agreement. Upon a Change in Control (as defined in the employment agreement) of Zenith, all stock options and stock appreciation rights granted to Mr. Zax, to the extent not exercisable at such time, become immediately exercisable. Further, in the event Mr. Zax ceases being an employee of Zenith or a subsidiary within 270 days following a Change in Control, Mr. Zax may elect to exercise his LSARs and receive cash in lieu of exercising his stock options. The amount payable by Zenith upon exercise of the LSARs is equal to the excess of the fair market value on the date of such election of the shares subject to option over the option exercise price for such shares. Mr. Zax may exercise his LSARs up to ninety days following such termination of employment. In addition, if Mr. Zax's employment is terminated subsequent to any Change in Control either by Mr. Zax within 180 days of the Change in Control or by Zenith for any reason other than disability or breach of his employment agreement, Mr. Zax is entitled to receive Severance Payments (as defined below).

    Effective December 6, 1994, Zenith entered into an amended and restated employment agreement with Ms. Taubitz, which extends the expiration date of her employment agreement from October 1, 1995 to October 1, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan and certain additional benefits. The base compensation is $365,000, subject to such increases as the Board of Directors may determine from time to time.

    Effective February 16, 1995, Zenith entered into an amended and restated employment agreement with Mr. Tickner, which extends the expiration date of his employment agreement from October 1, 1995 to October 1, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus and certain additional benefits. The base compensation is $242,000, subject to such increases as the Board of Directors may determine from time to time.

    Zenith's employment agreements with Ms. Taubitz and Mr. Tickner provide that if her or his employment is terminated by Zenith other than for cause or disability, the executive is entitled to Severance Payments. In addition, each of Ms. Taubitz and Mr. Tickner may terminate her or his employment with Zenith and receive Severance Payments should (a) Mr. Zax cease, for any reason other than death or disability, to be the full-time Chairman of the Board and President of Zenith, (b) she or he be prohibited or restricted in the performance of her or his duties, (c) any payment due her or him under her or his agreement remain unpaid for more than 60 days, or (d) she or he give written notice of termination of the employment agreement to Zenith within 180 days of a Change in Control (as defined in the employment agreements) of Zenith.

    For purposes of the foregoing, "Severance Payments" include the following benefits: (1) in the case of Mr. Tickner, all salary payments that would have been payable to the executive for the greater of (a) the remaining term of the employment agreement or (b) one year, plus a pro rata portion of any bonus that would have been payable to the executive with respect to the year of termination; (2) in the case of Mr. Zax and Ms. Taubitz, a cash lump sum payment equal to the greater of (a) twice the sum of the executive's then current base compensation and the highest annual bonus paid or payable during the three consecutive years immediately preceding termination of employment or (b) the actuarial equivalent of the base compensation and annual bonuses that would have been payable to the executive under the remaining term of the employment agreement; (3) continuation of life, disability, dental, accident and group health insurance benefits, plus an additional amount necessary to reimburse the executive for any taxes attributable solely to the executive's receipt of such benefits; (4) in the case of Ms. Taubitz and Mr. Tickner, vesting of all stock option and similar rights; and (5) an additional payment, if necessary, to assure that none of the above benefits are subject to net reduction due to the imposition of excise taxes under section 4999 of the Internal Revenue Code of 1986, as amended.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1994, all decisions on Executive Officer compensation, other than decisions related to performance-based compensation plans, were made by the Board of Directors. Mr. Zax, Chairman of the Board and President, is a member of the Board of Directors, and except with respect to his own compensation, participated in the Board's deliberations concerning Executive Officer compensation.

    The Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai, determines matters relating to performance-based compensation plans for Executive Officers. Mr. Silbert is of counsel to the law firm of Loeb and Loeb, which performed certain legal services for Zenith in 1994.

              BOARD REPORT ON EXECUTIVE COMPENSATION; PERFORMANCE
                  BONUS COMMITTEE REPORT ON PERFORMANCE BASED
                   COMPENSATION PLANS FOR EXECUTIVE OFFICERS

    Zenith's entire Board of Directors made determinations with respect to compensation of Executive Officers in 1994, except with respect to Mr. Zax's compensation, which is established in Board actions from which Mr. Zax excuses himself and in which he does not participate and except with respect to matters related to performance-based compensation plans for Executive Officers. The Performance Bonus Committee made determinations under performance-based compensation plans for Executive Officers. The Board's report on Executive Compensation and the Performance Bonus Committee's report on its determinations shall not be deemed to be incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Board's report on Executive Compensation follows:

    EXECUTIVE OFFICERS
    The level of compensation for Executive Officers of Zenith is intended to be competitive (that is, "attractive") and to provide appropriate incentives. Executive Officers of Zenith are generally compensated through salary, grants of stock options, and bonuses under the Executive Officer Bonus Plan ("Bonus Plan"). The Bonus Plan, approved by the stockholders of Zenith at the 1994 Annual Meeting, is administered by the Performance Bonus Committee. The Performance Bonus Committee also grants stock options to Executive Officers under Zenith's Non-Qualified Stock Option Plan. The report of the Performance Bonus Committee follows this report.

    The level of an Executive Officer's base compensation is generally based on a combination of (1) the performance of Zenith, (2) the performance of the insurance subsidiary, if any, to which the Executive Officer is principally assigned, and (3) a subjective and qualitative evaluation of the personal contribution made by the Executive Officer to Zenith. Success in these areas does not translate mechanically into compensation levels; the manner in which these factors are taken into account is discretionary with the Board and is not based on any formulaic weighting.

    The performance of Zenith is generally measured by the combined ratio of its property and casualty insurance operations and by its overall profitability. Zenith strives for and has achieved long term average combined ratios that are about 100%. Zenith also strives for combined ratios that compare favorably in both the short and long term with insurers primarily engaged in writing workers' compensation insurance. These insurers include, but are not limited to, those constituting the Peer Group utilized in the Stock Price Performance Graph. In addition, Zenith endeavors to have loss ratios that are among the lowest for the industry in any rolling previous five year period. The performance of the Zenith insurance subsidiaries is generally measured by the same factors, as applicable.

    With respect to the subjective and qualitative evaluation of an Executive Officer's personal contribution to the business of Zenith, a variety of factors are taken into account. These factors vary and include, but are not limited to, the manner in which the Executive Officer favorably affects Zenith's combined ratio and profitability. Equally, if not more, important is the manner in which the Executive Officer performs in Zenith's environment, which fosters an entrepreneurial spirit, teamwork, and a commitment to education. Zenith believes an entrepreneurial spirit maximizes profits, promotes sound execution of good business fundamentals, and maintains a pool of executive talent. Teamwork is crucial to the effective and efficient implementation of Zenith's goals. A commitment to education means a dedication to lifelong learning and training for oneself and creating conditions so that the workforce is similarly dedicated. Such dedication is critical to Zenith's ability not only to meet change, but to use it to its competitive advantage. In such an environment, proactive and innovative approaches are strongly encouraged and rewarded.

    On the operational side, activities that demonstrate an opportunistic outlook, anticipation of changing business conditions and the development of postures to take advantage of opportunities to increase short and long term profits are rewarded. On the administrative side, efficiency, competence, strong compliance efforts, anticipation and avoidance of problems, as well as innovation, are rewarded.

    Certain of the Executive Officers are employed under employment agreements that provide for minimum base compensation and annual bonuses. Determinations as to bonus levels and salary increases for these Executive Officers, as well as those without employment agreements, have been discretionary and have not been made on the basis of a formulaic weighting of the factors described above. However, since adoption of the Bonus Plan in 1994, although the determination of salary levels will continue to be discretionary, bonuses to Executive Officers will no longer be at the discretion of the Board, but will be made in accordance with the Bonus Plan.

    In 1994, the combined ratio of Zenith's property and casualty operations was less than 100% and was about ten percentage points below the industry as a whole. Overall, Zenith not only continued to be profitable in 1994, but results excluding realized gains on investments improved over 1993. Given this performance and taking into account the subjective and qualitative evaluations of individual Executive Officers, the level of individual Executive Officer's base compensation was set accordingly. Please see the separate report of the Performance Bonus Committee for a discussion of the bonuses earned by Executive Officers in 1994.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER
    Mr. Zax is never present when the Board deliberates with respect to his compensation and, accordingly, does not participate in Board decisions on his own compensation.

    Mr. Zax's base salary for 1994 was set out in his five year employment agreement that was executed in 1990. Mr. Zax's employment agreement was amended and restated in December 1994 on essentially the same terms and conditions, without any change in base compensation, but with a new expiration date of December 1998. Increases to that base compensation and the granting of annual bonuses have been at the discretion of the Board of Directors and have not been based on formulaic weighting of factors. In determining whether to grant any salary increase or bonus, the same performance criteria that had been applied to Executive Officers in general had also been applied to Mr. Zax. However, as with Executive Officers generally, since adoption of the Bonus Plan in 1994, although the determination of Mr. Zax's salary level will continue to be discretionary, any bonuses to him will no longer be at the discretion of the Board, but will be made in accordance with the Bonus Plan.

    Taking the objective and subjective criteria described above into account, the Board was pleased with Mr. Zax's performance in 1994, but did not increase his base compensation for 1995. The Board believes

Mr. Zax's base compensation to be at a level that continues to be competitive (that is, "attractive") and that it is appropriate that any further incentives and rewards be under the Bonus Plan. Please see the separate report of the Performance Bonus Committee for a discussion of the bonus earned by Mr. Zax in 1994. Finally, although Mr. Zax's employment agreement was amended and restated in 1994, the base compensation thereunder was not changed for the reasons stated above.

    SECTION 162(M) POLICY
    Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), generally limits the federal income tax deduction that a public corporation may claim for annual compensation paid to certain executive officers. The limitation with respect to each affected Executive Officer is $1,000,000 per year. However, the limitation does not apply to compensation which is performance-based, earned under a plan approved by Zenith's stockholders and which satisfies certain other conditions set forth in Section 162(m) and the regulations thereunder. Stock option grants awarded to Executive Officers under Zenith's Non-Qualified Stock Option Plan and bonuses payable under the Bonus Plan are intended to comply with
Section 162(m). Accordingly, neither income accruing to Executive Officers upon exercise of stock options nor the amount of any bonus payment made to Executive Officers under the Bonus Plan should be subject to the $1,000,000 limit on deductibility. The Board has determined that it will pay Mr. Zax's annual salary even though any portion in excess of $1,000,000 would not be deductible by Zenith.

                     Stanley R. Zax, Chairman of the Board

George E. Bello                           Harvey L. Silbert
Max M. Kampelman                          Robert M. Steinberg
Jack M. Ostrow                            Saul P. Steinberg
William Steele Sessions                   Gerald Tsai, Jr.

    The   Performance  Bonus   Committee's  report  on   its  determinations  on
performance-based compensation plans for Executive Officers follows:

    The Performance Bonus Committee ("Committee") is responsible for administering the Executive Officer Bonus Plan ("Bonus Plan") and for granting stock options under the Non-Qualified Stock Option Plan to Executive Officers. In so doing, the Committee implements and reinforces the compensation philosophy of the Board of Directors, as set out in the Board Report on Executive Compensation.

EXECUTIVE OFFICER BONUS PLAN
    The Bonus Plan was approved by the stockholders at the 1994 Annual Meeting as a performance-based compensation plan. It provides for bonuses to Executive Officers based upon attainment by Zenith in any fiscal year of an objectively measured performance goal, namely a combined ratio that is below the industry's combined ratio. The Bonus Plan provides for bonuses to Executive Officers up to an amount equal to:

    100% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least three percentage points, but less than five percentage points, below the Industry Combined Ratio or

    150% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least five percentage points below the Industry Combined Ratio;

provided,   however,  in  either  instance,  the  Committee  may,  in  its  sole discretion, on a case by case basis, reduce such bonus by any amount.

    In 1994, Zenith's combined ratio was 97.6%; the industry's 1994 combined ratio, as estimated and reported by A.M. Best Company, was 109.4%. Accordingly, the objective performance goal under the Bonus Plan was met, which the Committee hereby certifies in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Pursuant to the terms of the Bonus Plan, each Executive Officer may receive a maximum bonus equal to 150% of his or her salary in effect as of January 1, 1994.

    EXECUTIVE OFFICERS
    The Committee undertook a subjective and qualitative evaluation of the personal contribution made by each Executive Officer, other than Stanley R. Zax, the Chief Executive Officer. This subjective and qualitative evaluation considered the same factors set out in the Board Report on Executive Compensation. Based on these evaluations, the Committee exercised its discretion with respect to the bonus to be paid to each Executive Officer and reduced the amount payable in some cases. For all Executive Officers, with the exception of Mr. Zax, the total percentage of the bonuses paid was 51.3% of the maximum that could have been paid.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER
    As it had with the other Executive Officers, the Committee undertook a subjective and qualitative evaluation of the personal contribution made by Mr. Zax. In so doing, the Committee elected not to exercise its discretion relative to any reduction in the amount of bonus that Mr. Zax is entitled to receive under the Bonus Plan. Accordingly, Mr. Zax's bonus is 150% of his salary in effect as of January 1, 1994.

STOCK OPTION GRANTS
    From time to time, options to purchase Common Stock are to be granted to an Executive Officer by the Committee under the Non-Qualified Stock Option Plan. Such options are considered a part of compensation to recognize an Executive Officer's contribution and to reinforce that Executive Officer's long term commitment to the success of Zenith. It is contemplated that an Executive Officer would be suggested by the Chairman of the Board as an optionee. The Committee would then take into consideration the Chairman's recommendation, subjective measures and prior grants to that Executive Officer in determining whether to grant options to him or her. Beyond these general considerations, there would be no particular formula governing the number of shares awarded.

    In 1994, the Committee did not grant stock options to any Executive Officer. However, prior to becoming Executive Officers, Linda R. Smith and Dwight L. Robertson, M.D., were granted options in 1994 to purchase 25,000 shares and 50,000 shares of Common Stock, respectively by the Board, acting as a whole. Neither Ms. Smith nor Dr. Robertson was an Executive Officer as of the end of the fiscal year.

                             Gerald Tsai, Chairman
                                 Jack M. Ostrow
                               Harvey L. Silbert

                         STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph shall not be deemed incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Stock Price Performance Graph compares the cumulative total returns of Zenith Common Stock, the S&P 500 Index, and a Peer Group consisting of Argonaut Group, Inc., CII Financial, Inc., Citation Insurance Group, Fremont General Corporation, Pacific Rim Holding Corporation, and American Premier Underwriters, Inc. (formerly named The Penn Central Corporation) for a five year period. Some of the members of the Peer Group were not publicly traded during the entire five years and the results of those members are included only for those periods when they were publicly traded. The Peer Group differs from that shown in Zenith's 1994 Proxy Statement in that Unicare Financial Corp. is no longer included in the Peer Group. Unicare Financial Corp. was acquired in January 1994 by another public company and its common stock is no longer publicly traded. Consequently, it has been deleted from the Peer Group. Stock price performance is based on historical results and is not necessarily indicative of future stock price performance.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                          ZENITH, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/94)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ZNT      S&P 500    PEER GROUP
0
1989         $100.00    $100.00       $100.00
1990          $80.58     $96.89        $79.20
1991         $106.56    $126.42       $100.15
1992         $132.22    $136.05       $115.58
1993         $155.77    $149.76       $138.48
1994         $165.33    $151.74       $121.18

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Zenith Common Stock, the S&P 500, and the Peer Group.

*Cumulative total return assumes reinvestment of dividends.

    The foregoing graph was prepared by Standard and Poor's Compustat, which obtained factual materials from sources believed by it to be reliable, but which disclaims responsibility for any errors or omissions contained in such data.

                      INVESTMENT IN DELTA LIFE CORPORATION

    Zenith's subsidiary, CalFarm Life, is currently considering making an investment in Delta Life Corporation ("Delta Life"). It is proposed that CalFarm Life would purchase 75,000 shares of Convertible Preferred Stock of Delta Life for $3.75 million and 75,000 shares of Common Stock Class A of Delta Life for $3.75 million. Mr. Tsai, a Director of Zenith, is the Chairman, President, Chief Executive Officer, and a director of Delta Life, as well as being deemed the beneficial owner of more than 10% of the outstanding common stock of Delta Life.

    Zenith understands that Reliance is also separately considering making an investment in Delta Life. It is proposed that Reliance would purchase 75,000 shares of Convertible Preferred Stock of Delta Life for $3.75 million and 75,000 shares of Common Stock Class A of Delta Life for $3.75 million.

    These   transactions   are  subject   to   the  negotiation   of  definitive
documentation satisfactory to each of CalFarm Life and Reliance, as well as further due diligence by each of CalFarm Life and Reliance.

             INFORMATION RELATING TO INDEPENDENT PUBLIC ACCOUNTANTS

    Zenith's  independent auditor  for fiscal  year 1994  was Coopers  & Lybrand
L.L.P., and,  upon the  recommendation  of the  Audit  Committee, the  Board  of
Directors of Zenith has selected Coopers & Lybrand L.L.P. as Zenith's independent auditor for fiscal year 1995.

    Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting and will have an opportunity to respond to appropriate questions and to make a statement if they desire to do so.

    For information concerning Zenith's Audit Committee, see "Election of Directors" above.

                    STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL
                            MEETING OF STOCKHOLDERS

    Stockholders of Zenith who intend to submit proposals to Zenith's stockholders at the next Annual Meeting of Stockholders to be held in 1996 must submit such proposals to Zenith no later than December 1, 1995 in order for them to be included in Zenith's proxy materials for such meeting. Stockholder proposals should be submitted to Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367, Attention: Secretary.

                                          By Order of the Board of Directors

                                          JOHN J. TICKNER
                                          SECRETARY

Dated: March 28, 1995

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        ZENITH NATIONAL INSURANCE CORP.

    The undersigned stockholder hereby appoints Harvey L. Silbert, Jack M. Ostrow and Stanley R. Zax and each or any of them (each with full power of substitution), proxies for the undersigned to vote all shares of Common Stock of Zenith National Insurance Corp. ("Zenith") owned by the undersigned at the Annual Meeting of Stockholders to be held on Wednesday, May 24, 1995, at 9:00 a.m., at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, and at any adjournments thereof, in connection with the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 28, 1995 (the "Proxy Statement"), copies of which have been received by the undersigned.

    1. ELECTION OF  FOR all nominees listed below  WITHHOLD AUTHORITY
      DIRECTORS:    (except as marked to the       to vote for all nominees
                    contrary below) / /            listed below / /

      George E. Bello, Max M. Kampelman, Harvey L. Silbert, Jack M. Ostrow, William Steele Sessions, Robert M. Steinberg, Saul P. Steinberg, Gerald Tsai, Jr. and Stanley R. Zax.

      (INSTRUCTION: To withhold authority for any individual nominee write  that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------

    2. In their discretion, upon such other matters as may properly come before the meeting.

                   (Continued and to be signed on other side)

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH [LOGO] THE INSTRUCTIONS OF THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE
              GIVEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS PROVIDED BY ZENITH'S PROXY STATEMENT AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
              IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS THEY SEE FIT.

                                          Dated  ........................ , 1995
                                          ______________________________________
                                          ______________________________________

                                        NOTE: Please sign  EXACTLY as your  name
                                        appears    herein.   When   signing   as
                                        attorney, executor, administrator,
                                        trustee or  guardian, please  give  your
                                        full  title  as such.  If executed  by a
                                        corporation,   an   authorized   officer
                                        should sign, and the corporate seal should be affixed. A copy for shares held in joint ownership should be signed by each joint owner.

  PLEASE DATE AND SIGN THIS PROXY, AND RETURN IT PROMPTLY IN THE ACCOMPANYING
                                   ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.